Schedule of Investments(a)
July 31, 2026
(Unaudited)

Shares		Value
Common Stocks & Other Equity Interests–98.64%
Integrated Oil & Gas–45.25%
BP PLC, ADR	453,138	$20,490,900
Chevron Corp.	216,347	42,583,580
ExxonMobil Holdings Corp.	430,015	66,841,532
Occidental Petroleum Corp.	580,689	33,139,921
Shell PLC, ADR (United Kingdom)(b)	447,072	41,121,683
Suncor Energy, Inc. (Canada)	576,642	38,723,885
TotalEnergies SE (France)	278,469	24,549,954
		267,451,455
Multi-Utilities–1.19%
Sempra	79,529	7,042,293
Oil & Gas Drilling–2.25%
Helmerich & Payne, Inc.(b)	240,400	8,310,628
Noble Corp. PLC(b)	117,640	4,987,936
		13,298,564
Oil & Gas Equipment & Services–8.95%
Baker Hughes Co., Class A	99,446	6,015,488
SLB Ltd.	418,015	20,729,364
Tenaris S.A.	911,883	26,161,570
		52,906,422
Oil & Gas Exploration & Production–25.54%
Canadian Natural Resources Ltd. (Canada)	615,768	29,333,372
ConocoPhillips	242,487	29,214,834
Devon Energy Corp.	697,701	31,487,246
Diamondback Energy, Inc.	81,642	16,569,244
EQT Corp.	143,326	7,637,842
Expand Energy Corp.	76,873	7,228,368
Permian Resources Corp., Class A	1,051,036	22,397,577
Tourmaline Oil Corp. (Canada)	160,813	7,101,996
		150,970,479
Oil & Gas Refining & Marketing–8.36%
Marathon Petroleum Corp.	81,071	25,656,540
Shares		Value
Oil & Gas Refining & Marketing–(continued)
Phillips 66	112,281	$23,767,642
		49,424,182
Oil & Gas Storage & Transportation–6.60%
Cheniere Energy, Inc.	58,355	15,380,628
South Bow Corp. (Canada)(b)	636,435	23,598,738
		38,979,366
Specialty Chemicals–0.50%
Albemarle Corp.	24,808	2,918,413
Total Common Stocks & Other Equity Interests (Cost $432,476,167)		582,991,174
Money Market Funds–1.42%
Invesco Government & Agency Portfolio, Institutional Class, 3.64%(c)(d)	2,929,628	2,929,628
Invesco Treasury Portfolio, Institutional Class, 3.63%(c)(d)	5,440,743	5,440,743
Total Money Market Funds (Cost $8,370,371)		8,370,371
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $440,846,538)		591,361,545
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–7.33%
Invesco Private Government Fund, 3.69%(c)(d)(e)	10,971,093	10,971,093
Invesco Private Prime Fund, 3.82%(c)(d)(e)	32,377,364	32,380,602
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $43,351,573)		43,351,695
TOTAL INVESTMENTS IN SECURITIES–107.39% (Cost $484,198,111)		634,713,240
OTHER ASSETS LESS LIABILITIES—(7.39)%		(43,659,387)
NET ASSETS–100.00%		$591,053,853
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at July 31, 2026.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended July 31, 2026.

	Value April 30, 2026	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value July 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,523,998	$16,767,887	$(15,362,257)	$-	$-	$2,929,628	$23,674
Invesco Treasury Portfolio, Institutional Class	2,830,295	31,140,362	(28,529,914)	-	-	5,440,743	43,828
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

	Value April 30, 2026	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value July 31, 2026	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$53,173	$110,720,768	$(99,802,848)	$-	$-	$10,971,093	$119,350*
Invesco Private Prime Fund	138,106	197,041,999	(164,790,585)	122	(9,040)	32,380,602	349,066*
Total	$4,545,572	$355,671,016	$(308,485,604)	$122	$(9,040)	$51,722,066	$535,918

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of July 31, 2026.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2026
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$532,279,650	$50,711,524	$—	$582,991,174
Money Market Funds	8,370,371	43,351,695	—	51,722,066
Total Investments	$540,650,021	$94,063,219	$—	$634,713,240
Invesco Energy Fund